UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant     ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

BYRNA TECHNOLOGIES INC.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement), if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

SUPPLEMENT TO PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

On June 18, 2025, Byrna Technologies Inc. (“Byrna”) filed the definitive proxy statement (the “Proxy Statement”) for its annual meeting of stockholders to be held on July 29, 2025 (the “Annual Meeting”) with the Securities and Exchange Commission. Byrna is filing this supplement to its Proxy Statement solely to correct certain inadvertent scrivener’s errors in the proxy card filed with the Proxy Statement. Specifically, the proxy card attached to the EDGAR filing referenced an incorrect meeting date, an equity plan proposal that is not being considered at the Annual Meeting, and an incorrect fiscal year for the auditor ratification proposal. The correct proxy card has been made available to Byrna stockholders in the form attached hereto.

This supplement to the Proxy Statement is being filed solely to revise the EDGAR version of the Proxy Statement to correct the form of proxy card. This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this supplement does not modify any information in the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76328-P35730

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BYRNA TECHNOLOGIES INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Bryan Ganz	☐	☐	☐
1b. Herbert Hughes	☐	☐	☐
1c. Chris Lavern Reed	☐	☐	☐
1d. Leonard Elmore	☐	☐	☐
1e. Emily Rooney	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2025.	☐	☐	☐
3. Approval, by non-binding vote, of the Company's executive compensation.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V76329-P35730

BYRNA TECHNOLOGIES INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 29, 2025, 10:00 A.M. EASTERN TIME

The Proxy Card appoints Bryan Ganz, our Chief Executive Officer, or in his absence Laurilee Kearnes, our Chief Financial Officer, or either of them, as your representative at the Annual Meeting. As your representatives, they will vote the shares of common stock at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. You may appoint a different person as proxy if you prefer but they will only be able to vote if they attend the meeting. If you want to appoint some other person to represent you at the Annual Meeting, you may do so either by inserting such person's name in the blank space provided in the form of proxy or by providing another form of proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side